Exhibit (10)(i)* to Report
                               on Form 10-K for Fiscal
                              Year Ended June 30, 1997
                           by Parker-Hannifin Corporation



                  Parker-Hannifin Corporation 1998 Target Incentive
                               Bonus Plan Description



              *Numbered in accordance with Item 601 of Regulation S-K.

      PARKER-HANNIFIN CORPORATION 1998 TARGET INCENTIVE BONUS PLAN

A. Payments earned under the Bonus Plan depend upon the Company's performance against a pre-tax return on average assets (ROAA) schedule which is based upon the Fiscal Year 1998 operating plan.

B. The payout under the Plan ranges from 15% to 150% of each participant's target award, with 100% payout set at achievement of fiscal year 1998 planned ROAA.

C. Any payout pursuant to the Plan that will result in the exceedance of the $1 million cap on the tax deductibility of executive compensation will be deferred until such time in the earliest subsequent fiscal year that such cap will not be exceeded.

D. Participants: All of the executive officers of the Company, plus Group Presidents who are not executive officers.

E.    Fiscal year 1998 Planned ROAA:  16.0%


           ROAA Payout Schedule
           --------------------
       FY98`             Percentage of Target
       ROAA                 Award Paid*
       ----             --------------------
      < 3.6%                      0
        3.6%                     30%
        5.5%                     40%
        7.4%                     50%
        9.2%                     60%
       11.0%                     70%
       11.4%                     72%
       12.7%                     80%
       14.3%                     90%
       16.0%                    100%
       16.8%                    113%
       17.7%                    125%
       18.5%                    138%
       19.3%                    150%

   * Fiscal year 1998 ROAA less than 11.4% will reduce the amount paid by 50%.


F.    ROAA will not include the impact of:

      1.  Environmental costs in excess of planned amounts

      2.  Acquisitions/divestitures

      3.  Currency gains or losses